Filed under Rule 497(e)
Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Statement of

Additional Information dated May 1, 2013

Effective immediately, under Portfolio Managers, in the section Other Accounts with regard to SunAmerica Asset Management Corp. (“SAAMCo”), information is hereby deleted in its entirety and replaced with the following:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of November 30, 2013)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)

SAAMCo	Campion, Timothy	21	$24,851	—	—	—	—
	Murphy, Kara	15	$17,258	—	—	—	—
	Pettee, Timothy	12	$14,961	—	—	—	—
	Sheridan, Andrew	18	$18,411	—	—	—	—

Please retain this supplement for future reference.

Date:     January 6, 2014